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							Constant
Select Financial Results							Currency
($ in thousands except per share amounts)	1Q20		1Q19		% Change		Growth (1)
Gross revenue	$234,606		$186,792		25.6%		26.3%
Rates	$126,039		$104,090		21.1%		21.9%
Credit	$53,978		$39,435		36.9%		37.8%
Equities	$19,434		$11,798		64.7%		66.2%
Money Markets	$11,208		$9,562		17.2%		17.5%
Market Data	$18,562		$16,903		9.8%		10.1%
Other	$5,385		$5,004		7.6%		7.6%
Net income	$62,485		$42,352		47.5%		—%
Net income attributable to Tradeweb Markets Inc.(2)	$43,928		$-		—		—%
Diluted EPS (3)	$0.25	(a)	$0.19	(b)	31.6%		—%
Non-GAAP Financial Measures
Adjusted EBITDA (4)	$119,650		$80,347		48..9%		45.4%
Adjusted EBITDA margin (4)	51.0%		43.0%		+799	bps	+678	bps
Adjusted EBIT (4)	$108,747		$70,053		55.2%		51.9%
Adjusted EBIT margin (4)	46.4%		37.5%		+885	bps	+767	bps
Adjusted Net Income (4)	$85,368		$52,190		63.6%		51.0%
Adjusted Diluted EPS (3)(4)(5)	$0.37	(a)	$0.23	(b)	60.9%		—%

(1)

Constant currency growth is a non-GAAP financial measure that reflects growth for the period excluding the impact of foreign currency fluctuations. See "Non-GAAP Financial Measures" below for additional information.

(2)	Represents net income less net income attributable to non-controlling interests.
(3)	As a result of the Reorganization Transactions and the IPO completed in April 2019, certain earnings information is being presented separately for Tradeweb Markets LLC and Tradeweb Markets Inc.
a.	(a) Presents information for Tradeweb Markets Inc. (post-IPO period).
b.	(b) Presents information for Tradeweb Markets LLC (pre-IPO period).

See “Basis of Presentation” elsewhere herein and “Note 18 – Earnings Per Share” to the audited consolidated financial statements of Tradeweb Markets Inc. appearing in the 2019 Form 10-K, incorporated by reference in this process

(4)

For the definitions of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBIT, Adjusted EBIT margin, Adjusted Net Income and Adjusted Diluted EPS, see note 6 in “- Summary Historical and Pro Forma Consolidated Financial and Other Data.” For reconciliations to their most directly comparable financial measures presented in accordance with GAAP, see the tables below.

(5)

Adjusted Diluted EPS includes certain tax related adjustments to reflect an assumed effective tax rate for all periods presented and, for the three months ended March 31, 2020, assumes all LLC Interests are exchanged for shares of Class A or Class B common stock. As a result, we believe that Adjusted Diluted EPS for Tradeweb Markets Inc. and Tradeweb Markets LLC are comparable.

TRADEWEB MARKETS INC.

INCOME STATEMENT

Dollars in Thousands, Except Per Share Data

	Three Months Ended	Three Months Ended
	March 31, 2020	March 31, 2019
Revenues
Transaction fees	$140,824	$102,640
Subscription fees	34,483	34,445
Commissions	42,493	34,197
Refinitiv market data fees	14,628	13,616
Other	2,178	1,894
Gross revenue	234,606	186,792

Expenses
Employee compensation and benefits	90,520	77,273
Depreciation and amortization	37,176	33,503
Technology and communications	10,318	10,040
General and administrative	8,340	9,089
Professional fees	6,911	6,971
Occupancy	3,726	3,639
Total expenses	156,991	140,515
Operating income	77,615	46,277
Net interest income	699	858
Income before taxes	78,314	47,135
Provision for income taxes	(15,829)	(4,783)
Net income	$62,485	$42,352
Less: Net income attributable to non-controlling interests	18,557
Net income attributable to Tradeweb Markets Inc.	$43,928

EPS calculations for post-IPO and pre-IPO periods (1)
Earnings per share
Basic	$0.26 (a)	$0.19 (b)
Diluted	$0.25 (a)	$0.19 (b)
Weighted average shares outstanding
Basic	166,234,749 (a)	222,222,197 (b)
Diluted	174,517,244 (a)	223,320,457 (b)
(1)

In April 2019, the Company completed the Reorganization Transactions and the IPO, which, among other things, resulted in Tradeweb Markets Inc. becoming the successor of Tradeweb Markets LLC for financial reporting purposes. As a result, earnings per share information for the pre-IPO period is not comparable to the earnings per share information for the post-IPO period.  Therefore, earnings per share information is being presented separately for the pre-IPO and post-IPO periods.

a)	Presents information for Tradeweb Markets Inc. (post-IPO period).

b)	Presents information for Tradeweb Markets LLC (pre-IPO period).

See “Basic and Diluted EPS Calculations” below for additional information.

TRADEWEB MARKETS INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Dollars in Thousands, Except per Share Data

Reconciliation of Net Income to Adjusted EBITDA, Adjusted	Three Months Ended	Three Months Ended
EBITDA Margin, Adjusted EBIT and Adjusted EBIT Margin	March 31, 2020	March 31, 2019
	(in thousands)
Net income	$62,485	$42,352
Net interest income	(699)	(858)
Depreciation and amortization	37,176	33,503
Stock-based compensation expense(1)	3,497	—
Provision for income taxes	15,829	4,783
Unrealized foreign exchange (gains) / losses	1,164	(293)
Loss from revaluation of foreign denominated cash(2)	198	860
Adjusted EBITDA	$119,650	$80,347
Less: Depreciation and amortization	(37,176)	(33,503)
Add: Acquisition and Refinitiv Transaction related D&A(3)	26,273	23,209
Adjusted EBIT	$108,747	$70,053
Adjusted EBITDA margin(4)	51.0%	43.0%
Adjusted EBIT margin(4)	46.4%	37.5%

(1)

Represents non-cash stock-based compensation expense associated with the Special Option Award and post-IPO options awarded in 2019 and payroll taxes associated with exercises of such options during the applicable period. Represents non-cash stock-based compensation expense associated with the Special Option Award discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates — Stock-Based Compensation”  in the 2019 Form 10-K, incorporated by reference in this prospectus, and post-IPO options awarded in 2019 and payroll taxes associated with exercises of such options during the applicable period.

(2)	Represents foreign exchange gain or loss from the revaluation of cash denominated in a different currency than the entity’s functional currency.

(3)

Represents acquisition-related intangibles amortization and increased tangible asset and capitalized software depreciation and amortization resulting from the Refinitiv Transaction and the application of pushdown accounting (where all assets were marked to fair value as of the closing date of the Refinitiv Transaction).

(4)

For the three months ended March 31, 2020 and 2019, Adjusted EBITDA margin increased compared to the prior year period by 799 basis points, or 678 basis points on a constant currency basis. For the three months ended March 31, 2020 and 2019, Adjusted EBIT margin increased compared to the prior year period by 885 basis points, or 767 basis points on a constant currency basis. The changes in Adjusted EBITDA margin and Adjusted EBIT margin on a constant currency basis, which are non-GAAP financial measures, are defined as the changes in Adjusted EBITDA margin and Adjusted EBIT margin excluding the effects of foreign currency fluctuations. Adjusted EBITDA margin and Adjusted EBIT margin excluding the effects of foreign currency fluctuations are calculated by translating the current period and prior period’s results using the average exchange rates for the prior period. We use the changes in Adjusted EBITDA margin and Adjusted EBIT margin on a constant currency basis as supplemental metrics to evaluate our underlying margin performance between periods by removing the impact of foreign currency fluctuations. We believe that providing changes in Adjusted EBITDA margin and Adjusted EBIT margin on a constant currency basis provide useful comparisons of our Adjusted EBITDA margin and Adjusted EBIT margin and trends between periods.

Reconciliation of Net Income to	Three Months Ended		Three Months Ended
Adjusted Net Income and Adjusted Diluted EPS	March 31, 2020		March 31, 2019
	(in thousands)
Earnings per diluted share(1)	$0.25	(a)	$0.19	(b)
Pre-IPO net income attributable to Tradeweb Markets LLC (1)	—		42,352
Net income attributable to Tradeweb Markets Inc. (1)	43,928		—
Net income attributable to non-controlling interests (1)(2)	18,557		—
Net income	$62,485		$42,352
Provision for income taxes	15,829		4,783
Acquisition and Refinitiv Transaction related D&A(3)	26,273		23,209
Stock-based compensation expense(4)	3,497		—
Unrealized foreign exchange (gains) / losses	1,164		(293)
Loss from revaluation of foreign denominated cash(5)	198		860
Adjusted Net Income before income taxes	109,446		70,911
Adjusted income taxes(6)	(24,078)		(18,721)
Adjusted Net Income	$85,368		$52,190
Adjusted Diluted EPS (1)(7)	$0.37	(a)	$0.23	(b)

(1)	As a result of the Reorganization Transactions and the IPO completed in April 2019, certain earnings information is being presented separately for Tradeweb Markets LLC and Tradeweb Markets Inc.

(a) Presents information for Tradeweb Markets Inc. (post-IPO period).

(b) Presents information for Tradeweb Markets LLC (pre-IPO period).

See “Basis of Presentation” elsewhere herein and “Note 18 — Earnings Per Share”  to the audited consolidated financial statements of Tradeweb Markets Inc. appearing in the 2019 Form 10-K, incorporated by reference in this prospectus.

(2)

For post-IPO periods, represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of all outstanding LLC Interests held by non-controlling interests for shares of Class A or Class B common stock.

(3)

Represents acquisition-related intangibles amortization and increased tangible asset and capitalized software depreciation and amortization resulting from the Refinitiv Transaction and the application of pushdown accounting (where all assets were marked to fair value as of the closing date of the Refinitiv Transaction).

(4)

Represents non-cash stock-based compensation expense associated with the Special Option Award discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates — Stock-Based Compensation”  in the 2019 Form 10-K, incorporated by reference in this prospectus, and post-IPO options awarded in 2019 and payroll taxes associated with exercises of such options during the applicable period.

(5)	Represents foreign exchange gain or loss from the revaluation of cash denominated in a different currency than the entity’s functional currency.
(6)

Represents corporate income taxes at an assumed effective tax rate of 22.0% and 26.4% applied to Adjusted Net Income before income taxes for the three months ended March 31, 2020 and March 31, 2019, respectively.

(7)

Due to the Reorganization Transactions and the IPO completed in April 2019, shares outstanding during the three months ended March 31, 2019 represent shares of TWM LLC (pre-IPO period) and shares outstanding during the three months ended March 31, 2020 represent shares of Class A and Class B common stock of Tradeweb Markets, Inc. (post-IPO period). For a summary of the calculation of Adjusted Diluted EPS, see “Reconciliation of Diluted Weighted Average Shares Outstanding to Adjusted Diluted Weighted Average Shares Outstanding”  below.

The following table summarizes the calculation of Adjusted Diluted EPS for the periods presented:

Reconciliation of Diluted Weighted Average Shares Outstanding to	Three Months Ended	Three Months Ended
Adjusted Diluted Weighted Average Shares Outstanding	March 31, 2020	March 31, 2019
Diluted weighted average TWM LLC shares outstanding	—	223,320,457
Diluted weighted average shares of Class A and Class B common stock outstanding	174,517,244	—
Assumed exchange of LLC interests for shares of Class A or Class B common stock (1)	57,644,547	—
Adjusted diluted weighted average shares outstanding	232,161,791	223,320,457
Adjusted Net Income (in thousands)	$85,368	$52,190
Adjusted Diluted EPS	$0.37	$0.23
(1)

Assumes the exchange of all outstanding LLC Interests for shares of Class A or Class B common stock, resulting in the elimination of the non-controlling interests and recognition of the net income attributable to non-controlling interests.

	Three Months Ended	Three Months Ended
Reconciliation of Operating Expenses to Adjusted Expenses	March 31, 2020	March 31, 2019
	(in thousands)
Operating Expenses	$156,991	$140,515
Acquisition and Refinitiv Transaction related D&A(1)	(26,273)	(23,209)
Stock-based compensation expense(2)	(3,497)	—
Unrealized foreign exchange gains / (losses)	(1,164)	293
Loss from revaluation of foreign-denominated cash(3)	(198)	(860)
Adjusted Expenses	$125,859	$116,739

(1)

Represents acquisition-related intangibles amortization and increased tangible asset and capitalized software depreciation and amortization resulting from the Refinitiv Transaction and the application of pushdown accounting (where all assets were marked to fair value as of the closing date of the Refinitiv Transaction).

(2)

Represents non-cash stock-based compensation expense associated with the Special Option Award and post-IPO options awarded in 2019 and payroll taxes associated with exercises of such options during the applicable period.

(3)	Represents foreign exchange gain or loss from the revaluation of cash denominated in a different currency than the entity’s functional currency.

Reconciliation of Cash Flows from Operating Activities to	Trailing Twelve Months
Free Cash Flow	March 31, 2020
Cash flow from operating activities	$289,245
Less: Capitalization of software development costs	(35,744)
Less: Purchases of furniture, equipment and leasehold improvements	(17,079)
Free Cash Flow	$236,422

TRADEWEB MARKETS INC.

BASIC AND DILUTED EPS CALCULATIONS (UNAUDITED)

Dollars in Thousands, Except per Share Data

The following table summarizes the basic and diluted earnings per share calculations for Tradeweb Markets LLC (pre-IPO period):

Three Months Ended
EPS: Net income attributable to Tradeweb Markets LLC(1)	March 31, 2019
(in thousands, except share and per share amounts)
Numerator:
Net income attributable to Tradeweb Markets LLC	$42,352

Denominator:
Weighted average LLC Interests outstanding - Basic	222,222,197
Dilutive effect of equity-settled PRSUs	1,098,260
Weighted average LLC Interests outstanding - Diluted	223,320,457

Earnings per share - Basic	$0.19
Earnings per share - Diluted	$0.19
(1)

Earnings per share and weighted average shares outstanding for the pre-IPO periods have been computed to give effect to the Reorganization Transactions, including the amendment and restatement of the fourth amended and restated limited liability company agreement of Tradeweb Markets LLC to, among other things, (i) provide for a new single class of common membership interests in Tradeweb Markets LLC (“LLC Interests”) and (ii) exchange all of the original members’ existing membership interests for LLC Interests.

The following table summarizes the basic and diluted earnings per share calculations for Tradeweb Markets Inc. (post-IPO period):

Three Months Ended
EPS: Net income attributable to Tradeweb Markets Inc.	March 31, 2020
(in thousands, except share and per share amounts)
Numerator:
Net income attributable to Tradeweb Markets Inc.	$43,928

Denominator:
Weighted average shares of Class A and Class B common stock outstanding - Basic	166,234,749
Dilutive effect of equity-settled PRSUs	2,038,422
Dilutive effect of options	6,221,549
Dilutive effect of RSUs	22,524

Weighted average shares of Class A and Class B common stock outstanding - Diluted	174,517,244

Earnings per share - Basic	$0.26
Earnings per share - Diluted	$0.25

TRADEWEB MARKETS INC.

GROSS REVENUES BY ASSET CLASS

	Three Months Ended		Three Months Ended
	March 31, 2020		March 31, 2019		$ Change		% Change
Revenues	Variable	Fixed	Variable	Fixed	Variable	Fixed	Variable	Fixed
	(dollars in thousands)
Rates	$75,541	$50,498	$53,650	$50,440	$21,891	$58	40.8%	0.1%
Credit	48,575	5,403	34,358	5,077	14,217	326	41.4%	6.4%
Equities	17,100	2,334	10,152	1,646	6,948	688	68.4%	41.8%
Money Markets	7,137	4,071	5,823	3,739	1,314	332	22.6%	8.9%
Market Data	—	18,562	—	16,903	—	1,659	—	9.8%
Other	—	5,385	—	5,004	—	381	—	7.6%
Gross revenue	$148,353	$86,253	$103,983	$82,809	$44,370	$3,444	42.7%	4.2%

TRADEWEB MARKETS INC.

AVERAGE VARIABLE FEES PER MILLION DOLLARS OF VOLUME

	Three Months Ended	Three Months Ended	YoY
	March 31, 2020	March 31, 2019	% Change
Rates	$2.05	$2.04	0.5%
Rates - excluding short-tenor swaps (less than 1 year)	$2.39	$2.09	14.4%
Credit	$23.46	$34.02	(31.0)%
Equities	$15.39	$21.15	(27.2)%
Money Markets	$0.45	$0.49	(8.2)%
Total Fees per Million	$2.65	$2.62	1.1%
Total Fees per Million - excluding short-tenor swaps (less than 1 year)	$2.93	$2.67	9.7%

TRADEWEB MARKETS INC.

AVERAGE DAILY VOLUME

	Three Months Ended
	March 31, 2020		March 31, 2019		ADV
	ADV	Volume	ADV	Volume	% Change
	(dollars in millions)
Rates	$590,773	$36,867,838	$429,226	$26,357,344	37.6%
Credit	32,997	2,070,811	16,386	1,010,037	101.4%
Equities	17,793	1,111,272	7,771	479,937	129.0%
Money Markets	256,193	15,948,560	192,264	11,771,636	33.3%
Total	$897,756	$55,998,481	$645,647	$39,618,954	39.0%

TRADEWEB MARKETS INC.

AVERAGE DAILY VOLUME

		2020 Q1		2019 Q1		YoY
Asset Class	Product	ADV (USD mm)	Volume (USD mm)	ADV (USD mm)	Volume (USD mm)	ADV
Rates	Cash	341,556	21,229,545	274,976	16,819,267	24.21%
	U.S. Government Bonds	93,517	5,798,066	82,128	5,009,806	13.87%
	European Government Bonds	28,116	1,799,420	23,033	1,451,106	22.07%
	Mortgages	214,946	13,326,659	166,277	10,142,913	29.27%
	Other Government Bonds	4,976	305,401	3,537	215,442	40.70%
	Derivatives	249,217	15,638,292	154,251	9,538,077	61.57%
	Swaps/Swaptions ≥ 1Y	159,515	10,013,269	142,263	8,794,997	12.13%
	Swaps/Swaptions < 1Y	89,092	5,587,159	11,486	712,441	675.68%
	Futures	611	37,865	502	30,638	21.60%
	Total	590,773	36,867,838	429,226	26,357,344	37.64%
Credit	Cash	7,255	449,797	5,631	343,725	28.84%
	U.S. High-Grade	3,903	241,959	2,812	171,553	38.77%
	U.S. High-Yield	487	30,167	329	20,090	47.74%
	European Credit	1,658	106,115	1,321	83,203	25.54%
	Municipal Bonds	289	17,902	279	17,027	3.44%
	Chinese Bonds	857	49,715	833	48,293	2.95%
	Other Credit Bonds	62	3,939	57	3,560	8.82%
	Derivatives	25,741	1,621,014	10,755	666,312	139.34%
	Swaps	25,741	1,621,014	10,755	666,312	139.34%
	Total	32,997	2,070,811	16,386	1,010,037	101.37%
Money Markets	Cash	256,193	15,948,560	192,264	11,771,636	33.25%
	Repurchase Agreements (Repo)	237,211	14,769,141	173,522	10,626,099	36.70%
	Other Money Markets	18,982	1,179,419	18,742	1,145,538	1.28%
	Total	256,193	15,948,560	192,264	11,771,636	33.25%
Equities	Cash	9,218	576,880	4,479	276,207	105.81%
	U.S. ETFs	6,527	404,656	2,979	181,745	119.06%
	Europe ETFs	2,691	172,223	1,499	94,462	79.47%
	Derivatives	8,576	534,392	3,292	203,730	160.51%
	Options/Convertibles/Swaps	3,973	248,646	1,438	90,194	176.30%
	Futures	4,602	285,746	1,854	113,535	148.27%
	Total	17,793	1,111,272	7,771	479,937	128.98%

		ADV (USD mm)	Average Daily Trades	ADV (USD mm)	Average Daily Trades	YoY
	Total	897,756	63,079	645,647	50,951	39.05%

To access historical traded volumes, go to https://www.tradeweb.com/newsroom/monthly-activity-reports/.